                                                                    EXHIBIT 10.2

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                            REDIFF.COM INDIA LIMITED
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                    ASSOCIATE STOCK OPTION PLAN 1999 ("ASOP")


                                    CONTENTS


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
       NO.                              PARTICULARS                            PAGE
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        I.          INTRODUCTION                                                1
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       II.          DEFINITIONS                                                 2
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       III.         OBJECTIVES                                                  3
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       IV.          ASOP FEATURES                                               4
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        V.          ELIGIBLE PERSONS                                            5
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       VI.          ASOP COMMITTEE                                              6
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       VII.         WARRANTS                                                    7
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      VIII.         EQUITY SHARES                                               10
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       IX.          EXIT MECHANISM                                              11
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        X.          VARIATION OF RIGHTS                                         12
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       XI.          APPLICABLE LAWS                                             13
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       XII.         REPRESENTATION                                              14
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    EXHIBIT-1       ILLUSTRATION                                                15
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    EXHIBIT-2       SPECIMEN LETTER OF APPLICATION FOR EQUITY SHARES            17
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

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                            REDIFF.COM INDIA LIMITED
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I.     INTRODUCTION

  1.1 This Document explains the Scheme called "ASSOCIATE STOCK OPTION PLAN 1999" ("ASOP") formulated by REDIFF.COM INDIA LIMITED for the grant of Stock Options in the form of warrants to enable its eligible ASSOCIATES to subscribe to the Equity Shares in the company.

  1.2 Every person who is eligible to participate in the ASOP does so subject to the provisions contained in this Scheme.

  1.3 REDIFF.COM INDIA LIMITED is a company currently engaged in online Services including E-Commerce Services.

II.      DEFINITIONS

      The following definitions apply throughout this Plan :

      ------------------------------------------------------------------------------
      NO.      TERMS             DEFINITIONS
      ------------------------------------------------------------------------------
        1.     ASOP              Associate Stock Option Plan of 1999 formulated
                                 by  the Company
      ------------------------------------------------------------------------------
        2.     COMPANY           REDIFF.COM INDIA LIMITED, a company formed and
                                 registered under the Companies Act, 1956 and
                                 whose shares are being offered to its
                                 ASSOCIATES as Stock Options under this Scheme
      ------------------------------------------------------------------------------
        3.     ASSOCIATES        All the Eligible  ASSOCIATES of the COMPANY,  as
                                 defined in Para V of this Scheme
      ------------------------------------------------------------------------------
        4.     WARRANTS          The WARRANTS issued by the COMPANY to the
                                 ASSOCIATES to enable the holders to subscribe to
                                 the EQUITY SHARES of the COMPANY in future at a
                                 predetermined price
      ------------------------------------------------------------------------------
        5.     ASOP COMMITTEE    A Committee comprising of some of the Directors
                                 of the COMPANY constituted for the purposes of
                                 ASOP
      ------------------------------------------------------------------------------
        6.     EQUITY SHARE      Equity Share in the COMPANY of the Face Value
                                 (Par Value) of Rs. 10 each or where the Equity
                                 Share of the COMPANY has  been split up into a
                                 Par  Value of less than Rs. 10, then the
                                 equivalent  number  of equity shares  for the
                                 revised Par Value per Share
      ------------------------------------------------------------------------------

III.    OBJECTIVES OF ASOP

        The following are the objectives of this ASOP :


           -   to encourage ASSOCIATES to contribute their best

           -   to attract capable people

           -   to retain capable ASSOCIATES


           -  to motivate  ASSOCIATES

IV.     ASOP FEATURES

    4.1 In this Paragraph, a broad overview of the ASOP is given and each of the features is explained in detail later on. The basic features of the ASOP are as follows :

        (a)  The ASOP is instituted with effect from   April 12, 1999.


        (b) An ASOP COMMITTEE has been constituted to determine the ASSOCIATES eligible for the ASOP, the number of WARRANTS to be allotted to those ASSOCIATES and other related matters.

        (c) The COMPANY has created certain number of WARRANTS for issuing to the ASSOCIATES.

        (d) These WARRANTS would then be allotted from time to time by the COMPANY to the eligible ASSOCIATES as per the decision of the ASOP COMMITTEE.

        (e) One WARRANT would entitle the Warrant Holder to subscribe for TWENTY FIVE EQUITY SHARES in the COMPANY. Provided however that if the EQUITY SHARE of the COMPANY is split up into a face (par) value of less than Rs. 10, then the ASSOCIATE would be entitled to the equivalent number of EQUITY SHARES of the revised face (par) value per Share. For example, if the COMPANY'S equity share of the face value of Rs. 10 is split up into a share of the face (par) value of Rs. 5, then the entitlement to the number of EQUITY SHARES of Rs. 5 each would be 50 per WARRANT.

        (f) The WARRANT Certificate would specify the timing for exercising the WARRANT, i.e., subscribing to the EQUITY SHARES in the COMPANY and the other terms and conditions.

        (g) The EQUITY SHARES would be issued on the terms and conditions specified later on in this Scheme.

V.      ELIGIBLE PERSONS

  5.1 All present and future ASSOCIATES of the COMPANY are eligible to participate in the ASOP.

  5.2 ASSOCIATES means all Key Vendors, Software Developers, Retainers, Software Consultants, Other Consultants, whether Individuals, Firms, or Companies and such other Business Constituents as may be selected by the ASOP COMMITTEE.

  5.3 ASSOCIATES also include all other persons not eligible to participate in the EMPLOYEE STOCK OPTION PLAN of the COMPANY.

VI.     ASOP COMMITTEE

    6.1 For the effective implementation and monitoring of the ASOP, the Board of Directors of the COMPANY has been authorised to constitute an ASOP COMMITTEE. The Board of Directors has, in its absolute discretion, power to change the composition of the ASOP COMMITTEE from time to time.

        Accordingly, the Board of Directors of the COMPANY has constituted an ASOP COMMITTEE consisting of the Chief Executive Officer of the COMPANY and Two Independent Directors.



   6.2 The ASOP COMMITTEE would decide the criteria for selecting the ASSOCIATES who would be eligible for allotment of the WARRANTS. Further, the ASOP COMMITTEE would select from time to time the ASSOCIATES to whom the WARRANTS should be allotted and determine the number of WARRANTS to be allotted to them. The ASOP COMMITTEE may decide to allot different number of WARRANTS to different ASSOCIATES or to different categories of ASSOCIATES. The decision of the ASOP COMMITTEE would be final and binding.


   6.3 The major Criteria involved in selection of the Eligible ASSOCIATES would include the following factors :

            ASSOCIATES in key functional areas
            Past Contribution / Performance
            Current Performance Evaluation
            Expected Future Performance / Contribution
            Number of years' association with the COMPANY

   6.4 The ASOP COMMITTEE shall also frame suitable policies and systems to ensure that there is no violation of :

             a) Securities and Exchange Board of India (Insider Trading)
                Regulations,1992; and
             b) Securities and Exchange Board of India (Prohibition of
                Fraudulent and Unfair Trade Practices relating to the Securities Market) Regulations,1995, by any ASSOCIATE.

   6.5 With respect to any matters that are not specifically provided for, the ASOP COMMITTEE shall have absolute discretion to decide such matters in the manner deemed fit by it in the best interest of the ASSOCIATES, and any such decision of the ASOP COMMITTEE shall be binding on all the ASSOCIATES.

    VII. WARRANTS

   7.1 The COMPANY has created WARRANTS for ASOP, with the rights and conditions attached to them as specified in the Scheme.

        The total number of WARRANTS earmarked by the COMPANY for issue by the COMPANY to the ASSOCIATES are 3,960 (three thousand nine hundred sixty) WARRANTS which would entitle the WARRANT Holders to apply for 99,000 (ninety nine thousand only) EQUITY SHARES.

        Simultaneously with the institution of the ASOP, the COMPANY has decided to institute EMPLOYEE STOCK OPTION PLAN (hereinafter referred to as "THE ESOP") for the purposes of motivating various employees of the COMPANY to contribute their best for the growth of the COMPANY. Under the ESOP, the COMPANY has decided to allot 5,600 WARRANTS to its EMPLOYEES which would entitle them to subscribe to 1,40,000 (one hundred forty thousand only) EQUITY SHARES of the face (par) value of Rs. 10 each. Further, the COMPANY has also authorised the Board of Directors of the COMPANY to issue and allot, in addition to the WARRANTS mentioned above, such number of further WARRANTS to its EMPLOYEES, at such Exercise Price and on such other terms and conditions, as the Board of Directors may, in its absolute discretion decide, subject to compliance with the applicable laws.

   7.2 The existing issued and paid-up capital of the COMPANY consists of 3,62,700 EQUITY SHARES of the face (par) value of Rs. 10 each. The EQUITY SHARES aggregating to 99,000 to be issued against the WARRANTS constitute 2.56 % of the Capital of the COMPANY after considering the issue of the additional EQUITY SHARES against the WARRANTS, assuming that all the WARRANTS are allotted and exercised and after considering the EQUITY SHARES to be issued under the ESOP.

        The COMPANY reserves the right to issue / earmark further EQUITY SHARES / WARRANTS at its discretion, for the purposes of the ESOP and / or ASOP, subject to compliance with the applicable laws.

   7.3 Each WARRANT, will specify the Exercise Price per EQUITY SHARE, i.e. the price per share to be paid by the WARRANT Holder to the COMPANY for issue and allotment to him of the EQUITY SHARES which his WARRANT entitles him to. The Exercise Price of the WARRANT will be decided by the ASOP COMMITTEE at the time of allotment of the Warrant. The Exercise Price will be at or around the Fair Market Value of the Equity Shares at that time.

   7.4 The COMPANY will, on the basis of the decision of the ASOP COMMITTEE, allot from time to time the WARRANTS (also known as "GRANT OF OPTION") to the eligible ASSOCIATES, without any consideration along with a covering letter.

   7.5 Each WARRANT would grant an OPTION, i.e.. entitle the WARRANT Holder, to subscribe to 25 (Twenty Five) EQUITY SHARES in the COMPANY at the Exercise Price mentioned above. However, the WARRANT Holder is not obliged to exercise the Option.

   7.6 Once the WARRANTS are allotted to an ASSOCIATE, he would become eligible for exercising the Option granted to him at any time, i.e., he would be entitled to apply for the EQUITY SHARES.

   7.7 (a)Every WARRANT will have a maximum time for exercising the option under the WARRANT. The Maximum Period for exercising the option would be 5 years from the date of allotment of the WARRANT and the WARRANT allotted to an ASSOCIATE would lapse if it is not exercised by him within the maximum period of 5 years from the date of its allotment to him. In the event of the lapse of any WARRANTS, the Board of Directors of the COMPANY shall be entitled, but not obliged, to issue fresh WARRANTS in lieu of the lapsed WARRANTS.

       (b)If in future the COMPANY makes an Initial Public Offer of EQUITY SHARES or of any other financial instrument which is convertible into EQUITY SHARES, and at that time according to the prevailing regulations / laws of the Securities and Exchange Board of India or any other law in force, if the COMPANY is not allowed to keep any WARRANTS outstanding at the time of the Initial Public Offer, then the Holders of all the outstanding WARRANTS shall exercise their Option under the WARRANTS prior to the Initial Public Offer, and if such WARRANTS are not exercised, then they would either lapse or their validity would be governed by the applicable regulations / laws.

       (c)When a WARRANT lapses as specified above, then the WARRANT Holder shall have no right, title or interest in respect thereof or any claim against the COMPANY.

   7.8 Once the WARRANTS are allotted to an ASSOCIATE, he may exercise the Option under different WARRANTS at various points of time within the Maximum Period for exercising the option. However, he must exercise the Option under a particular WARRANT (for 25 EQUITY SHARES) at one time.

   7.9 If any Bonus and / or Rights Shares are issued by the COMPANY or the EQUITY SHARES of the COMPANY are split up reducing the face (par) value per share, then the Board of Directors of the COMPANY would, on the recommendations of the ASOP COMMITTEE, make a fair and reasonable adjustment to the number of outstanding WARRANTS and / or to the exercise price.

        Similarly, if the COMPANY takes any action which, in the opinion of the ASOP COMMITTEE, requires any adjustment to the number of outstanding WARRANTS and /or to the exercise price, then Board of Directors of the COMPANY would, on the recommendations of the ASOP COMMITTEE, make a fair and reasonable adjustment to the number of outstanding WARRANTS and / or to the exercise price.

7.10 The WARRANTS granted to an ASSOCIATE shall not be transferable to any person.

7.11 No person other than the ASSOCIATE to whom the WARRANTS are allotted shall be entitled to exercise the Option, except in the circumstances provided hereinafter.

7.12 The ASSOCIATE to whom the WARRANTS are allotted shall not be entitled to pledge, mortgage, hypothecate or otherwise alienate them in any manner.

7.13 A WARRANT Holder shall be entitled, at anytime to nominate a person /(s) who shall be eligible to exercise the WARRANT allotted to him in the event of the death of the WARRANT Holder.

7.14 In the event of death of an ASSOCIATE, all the WARRANTS allotted to him till the date of his death shall automatically vest in his nominee(s) as provided in Para 7.13. In the event an ASSOCIATE has not made a nomination, then the WARRANTS shall automatically vest in his legal heirs.

7.15 An ASSOCIATE shall not have a right to receive any dividend or to vote or in any manner enjoy the benefits of a shareholder in respect of the WARRANTS allotted to him, till the EQUITY SHARES are issued and allotted to him on exercise of the Option.

7.16  ILLUSTRATION

      An Illustration explaining the above provisions is given in EXHIBIT-1 attached herewith.

VIII.   EQUITY SHARES

  8.1 The ASSOCIATE to whom WARRANTS have been issued may exercise his Option to subscribe to the EQUITY SHARES at the predetermined Exercise Price specified in Para VII above by making a written application to the COMPANY for this purpose in the prescribed form along with a covering letter which is attached herewith and marked EXHIBIT-2. The application shall also be accompanied by the relevant WARRANTS which shall be cancelled by the COMPANY. The EQUITY SHARES shall be issued by the COMPANY against the payment by the WARRANT Holder to the COMPANY of the Exercise Price as specified in Para VII above, in one or more instalments as the ASOP COMMITTEE may, in its absolute discretion, decide.

  8.2 The EQUITY SHARES would be of the face (par) value of Rs. 10 each. In the event the COMPANY splits up its EQUITY SHARES thereby reducing the face (par) value per share after the allotment of the WARRANTS to an ASSOCIATE which have yet not been exercised by the ASSOCIATE, then the ASOP COMMITTEE would make a fair and reasonable adjustment to the number of WARRANTS allotted to the Associate and / or to the Exercise Price.

  8.3 The EQUITY SHARES once issued pursuant to WARRANTS would be subjected to a lock-in period of 4 years from the date of the allotment of the WARRANTS. For example, if a WARRANT is allotted on 1st January, 2000, and the EQUITY SHARES are allotted on 1st January, 2001, then they would be subject to a lock-in till 31st December, 2003 and the ASSOCIATE would be free to transfer these shares at any time only after that date. Provided however that the ASOP COMMITTEE is entitled to prescribe from time to time, in its absolute discretion, a lesser or no lock-in period for the EQUITY SHARES, in which event the EQUITY SHARES already issued under the ASOP as well as those which may be issued under ASOP thereafter will be subject to lock-in accordingly.

  8.4 The EQUITY SHARES would carry Voting Rights and other rights in accordance with the provisions of the Companies Act, 1956 or its modification from time to time or re-enactment and of the Articles of Association of the COMPANY as in force from time to time.

  8.5   ILLUSTRATION

        An Illustration explaining the provisions relating to the Exercise of Options, the Lock-in Period, etc., is given in EXHIBIT-1 attached herewith.

IX.     EXIT MECHANISM

  9.1 After the lock-in period for the EQUITY SHARES, as specified in Para VIII above, the ASSOCIATE would be free to transfer those shares at any time in accordance with the provision of the Articles of Association of COMPANY and applicable laws.

  9.2 In future, the COMPANY may, but is not obliged to, buy back the whole or any part of the EQUITY SHARES from the ASSOCIATES, in accordance with the provisions of the Companies Act, 1956 or its modification or re-enactment.

  9.3 In future, the COMPANY may, but is not obliged to, go in for listing of its EQUITY SHARES on any of the recognised Stock Exchanges in accordance with the provisions of the applicable laws at that time.

X.    VARIATION OF TERMS OF ASOP

10.1 The COMPANY may by a special resolution in a general meeting vary the terms of the ASOP in respect of the WARRANTS which have not yet been allotted to the ASSOCIATES.

 10.2 The COMPANY will not vary the terms of the ASOP in any manner which may be detrimental to the interests of the WARRANT Holders.

XI.   APPLICABLE LAWS

 11.1 The issue of WARRANTS and EQUITY SHARES would be subject to the applicable provisions of the Income Tax Act, 1961.

        Accordingly, the eligible ASSOCIATES would accept the WARRANTS and exercise them subject to the applicable tax provisions from time to time.

 11.2 The ASOP would be subject to all applicable laws at present and those which may become applicable in the future.

 11.3 All disputes, differences, claims and questions which shall arise between the COMPANY and the ASSOCIATES in relation to the ASOP, shall be amicably settled. In the event of the failure to do so, the same shall be settled by an arbitration in accordance with the provisions of the Arbitration and Conciliation Act, 1996. The site of the Arbitration shall be Mumbai, Maharashtra, India.

 11.4 This Scheme is subject to the jurisdiction of Mumbai, Maharashtra, India.

XII.  REPRESENTATION

   12.1 Neither the COMPANY nor the ASOP COMMITTEE makes any representation regarding the performance of the COMPANY or the future value of the EQUITY SHARES. Each ASSOCIATE should take the decision to exercise the WARRANTS allotted to him after considering all the Provisions of this Scheme and other relevant factors.

   12.2 This represents the Complete Scheme for ASOP.

                                                                       EXHIBIT-1

                                      ASOP

            ILLUSTRATION EXPLAINING PROVISIONS RELATING TO WARRANTS,

                           SHARES AND LOCK-IN PERIOD

1.    Let us assume that Mr. A is allotted 40 WARRANTS on 31st December, 1999.

2. These WARRANTS would entitle him to apply for 1,000 EQUITY SHARES ( 400 Warrants * 25 Shares per Warrant ) of the Face Value of Rs.10 each and he would be required to pay to the Company Rs.300 per EQUITY SHARE aggregating to Rs. 300,000.

3. The timing for exercise of the Option granted under the WARRANT to subscribe to the EQUITY SHARES of the COMPANY, the amount payable and the lock-in period for the EQUITY SHARES would be as shown in the table below:


      -----------------------------------------------------------------------------------
             WHEN OPTION CAN   NO. OF         NO. OF        AMOUNT         LOCK-IN
             BE EXERCISED      WARRANTS       EQUITY        PAYABLE @      PERIOD FOR
                                              SHARES OF     RS.___/SHARE   THE SHARES
                                              FACE VALUE        (RS.)
                                              OF RS. 10
                                              EACH
      -----------------------------------------------------------------------------------
             Any time on or         40           1,000         300,000     1st January,
             after 31st                                                    2004
             December, 1999
      -----------------------------------------------------------------------------------


        NOTES :

        1. Mr. A must exercise his Option in respect of all the 40 WARRANTS before 1st January 2005 (i.e., 5 years from the date of allotment of the Warrants). After 1st January, 2005, all the WARRANTS in respect of which the Option has not been exercised, would lapse.

        2. Once Mr. A has been allotted WARRANTS, he can exercise his Option in respect of all the WARRANTS at one time or in instalments at different times. For example, in respect of the 40 WARRANTS which are allotted to him on 31st December, 1999, he can exercise his Option for all the 1,000 EQUITY SHARES at one time or he may exercise his Option in instalments at different times, e.g., 500 EQUITY SHARES on 1st January, 2000, another 300 EQUITY SHARES on 15th June, 2001 and the balance 200 EQUITY SHARES on 15th February, 2002. However, he must exercise his Option in respect of all the EQUITY SHARES covered by one WARRANT at one time.

        3. Mr. A need not exercise his Option in respect of all the WARRANTS allotted to him, if he so chooses. In that event, the WARRANTS for which he has not exercised the Option would lapse.





                                                             REDIFF- ASOP-SCHEME

                                                                     EXHIBIT - 2


                SPECIMEN LETTER FOR APPLICTION FOR EQUITY SHARES


Dear Sir,

        SUB : APPLICATION FOR EQUITY SHARES

1. I/We am/are glad to inform you that I/we would like to subscribe to______ (__________________) Equity Shares of Rediff.com India Limited. of the face value of Rs.10 each at the Exercise Price of Rs. ___ per share pursuant to the Warrants issued to me /us under the ASSOCIATE STOCK OPTION PLAN 1999, as per your letter dated -----------.

2.      For this purpose, I/we enclose herewith the following :

        (a)    A Share Application in the format prescribed by the Company

        (b)    The Warrant Certificates No. ___________ dated _____________

        (c)    A Cheque of Rs. ________ (Rupees ______________________ only) as subscription money for the Equity Shares.

3.      Please issue to me /us the aforesaid Equity Shares at your earliest.

    Thanking you,


 (         )

                                            ------------------------------------
                                            DATED                         , 1999
                                            ------------------------------------


                                            REDIFF.COM INDIA LIMITED

================================================================================

                            REDIFF.COM INDIA LIMITED
              (Incorporated in India under the Companies Act, 1956)
     Regd. Office : Sterling Centre, 4th Floor, Dr.Annie Besant Road, Worli
                              Mumbai 400 016, India

                               WARRANT CERTIFICATE

              (ISSUED PURSUANT TO ASSOCIATE STOCK OPTION PLAN 1999)

--------------------------------------------------------------------------------
REGD. FOLIO NO.          : 1

CERTIFICATE NO.          : 1

NO. OF WARRANTS          : ONE
--------------------------------------------------------------------------------

Based on the decision of the ASOP COMMITTEE this WARRANT is allotted to _________residing at____________


This WARRANT Certificate entitles the allottee thereof to subscribe to 25 EQUITY SHARES in the COMPANY at the Exercise Price of Rs.150/- per share in accordance with the covenants and conditions attached.

Date of allotment of the Warrant


                                            DIRECTOR              DIRECTOR


                                            AUTHORISED SIGNATORY
================================================================================

--------------------------------------------------------------------------------

                            REDIFF.COM INDIA LIMITED

                       COVENANTS & CONDITIONS OF WARRANTS

--------------------------------------------------------------------------------
  1. REDIFF.COM INDIA LIMITED would, on the basis of the decision of the ASOP COMMITTEE, allot this WARRANT Certificate to the Eligible ASSOCIATE of the COMPANY in accordance with the ASSOCIATE STOCK OPTION PLAN 1999 of the COMPANY.

  2. The WARRANT Holder would be entitled to exercise his right to subscribe to the EQUITY SHARES of the COMPANY at anytime after allotment of the WARRANT to him but the WARRANT would lapse if it is not exercised within the maximum period of 5 years from the date of its allotment by the COMPANY to the ASSOCIATE, i.e., by April 30, 2004.

  3. The WARRANT allottee would be entitled to subscribe to 25 (twenty five) EQUITY SHARES of the face value of Rs. 10/- each of the COMPANY at the Exercise Price of Rs.150/- (One Hundred and Fifty) per Equity Share.

  4.    The WARRANT is non-transferable.

  5. The WARRANT is governed by the terms of "ASSOCIATE STOCK OPTION PLAN 1999" of the COMPANY.

  For REDIFF.COM INDIA LIMITED

  DIRECTOR

  DATE OF ALLOTMENT        :
--------------------------------------------------------------------------------